Managing Risks	12 Months Ended
Dec. 31, 2012
Managing Risks
Note 18.	Managing Risks

The Company is exposed to the following risks as a result of holding financial instruments: (a) market risk (i.e. interest rate risk, currency risk and other price risk that impact the fair values of financial instruments); (b) credit risk; and (c) liquidity risk. The following is a description of these risks and how they are managed:

(a)	Market Risk

Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the Company will fluctuate because of changes in market prices. Market risk includes the risk of changes in interest rates, currency exchange rates and changes in market prices due to factors other than interest rates or currency exchange rates, such as changes in equity prices, commodity prices or credit spreads.

The Company manages market risk from foreign currency assets and liabilities and the impact of changes in currency exchange rates and interest rates, by funding assets with financial liabilities in the same currency and with similar interest rate characteristics, and holding financial contracts such as interest rate derivatives to minimize residual exposures.

Financial instruments held by the Company that are subject to market risk include other financial assets, borrowings, and derivative instruments such as interest rate and equity swap contracts.

Interest Rate Risk

The Company is exposed to financial risk that arises from fluctuations in interest rates. The interest-bearing assets and liabilities of the Company are mainly at floating rates and, accordingly, their fair values approximate their carrying value. The Company would be negatively impacted on balance, if interest rates were to increase. From time to time, the Company enters into interest rate swap contracts. As at December 31, 2012, the Company had three interest rate swap contracts outstanding totalling $75.0 million at an average rate of 5.09% per annum. The contracts expire between 2016 and 2017. At December 31, 2012, the fair market value of the contracts was a liability of $13.8 million (December 31, 2011 – liability of $15.6 million) and was included in accounts payable and other liabilities. Expense of $2.6 million was recognized during the year ended December 31, 2012, (2011 – expense of $7.0 million), and was included in other income. All interest rate swaps are recorded at fair market value and fluctuations in fair market value are presented in the statements of operations as hedge accounting has not been applied.

The fair value of debt with fixed interest rates is determined by discounting contractual principal and interest payments at estimated current market interest rates determined with reference to current benchmark rates for a similar term and current credit spreads for debt with similar terms and risk. As at December 31, 2012, the fair value of debt exceeded its book value of all outstanding debt by $12.1 million (December 31, 2011 – fair value of debt exceeded book value by $55.9 million). The lands to which these borrowings relate generally secure these principal amounts.

Currency Exchange Rate Risk

Changes in currency rates will impact the carrying value of financial instruments denominated in currencies other than the U.S. dollar.

The Company held financial instruments in currencies other than U.S. dollars, which is the Company’s functional currency. Changes in the translated value of the financial instruments are recorded in other comprehensive income. The impact of a 1% increase in the U.S. dollar against these currencies would have resulted in a $nil (December 31, 2011 – $0.7 million) increase in the value of these positions on a combined basis. The impact on cash flows from financial instruments would be insignificant. The Company held financial instruments to hedge the net investment in foreign operations whose functional and reporting currencies are other than the U.S. dollar. As of December 31, 2012, the hedging instrument was repaid in full and the Company no longer has a net investment hedge.

Other Price Risk

Other price risk is the risk of variability in fair value due to movements in equity prices or other market prices such as commodity prices and credit spreads.

Financial instruments held by the Company that are exposed to equity price risk include equity derivatives. A 5% decrease in the market price of equity derivatives held by the Company would have decreased net income by $0.7 million (December 31, 2011 – $0.3 million). The Company’s liability in respect of equity compensation arrangements is subject to variability based on changes in the Company’s underlying Common Share price. To hedge against future deferred share unit payments, in September 2011, the Company entered into a total return swap transaction at an average cost of $6.42 per share on 782,483 shares, maturing in September 2016. At December 31, 2012, the fair market value of the total return swap was an asset of $9.0 million and was included in accounts receivable and other assets (December 31, 2011 – asset of $1.1 million). Income of $7.9 million was recognized related to the total return swap during the year ended December 31, 2012 (2011 – expense of $3.5 million), and was included in selling, general and administrative expense. Also included in selling, general and administrative expense for the year ended December 31, 2012 was expense of $16.4 million (2011 – income of $2.4 million), relating to the Company’s share-based compensation plans. The total return swap is recorded at fair market value and is recorded through the statements of operations because hedge accounting has not been applied. See Note 17 for additional disclosure.

(b)	Credit Risk

Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations. The Company’s exposure to credit risk in respect of financial instruments relates primarily to counterparty obligations regarding derivative contracts and receivables.

The Company assesses the credit worthiness of each counterparty before entering into contracts and ensures that counterparties meet minimum credit quality requirements. The credit risk of derivative financial instruments is generally limited to the positive fair value of the instruments, which, in general, tends to be a relatively small proportion of the notional value. Substantially all of the Company’s derivative financial instruments involve either counterparties that are banks or other financial institutions in North America that have embedded credit risk mitigation features. The Company does not expect to incur credit losses in respect of any of these counterparties. The maximum exposure in respect of receivables is equal to the carrying value.

(c)	Liquidity Risk

Liquidity risk is the risk that the Company cannot meet a demand for cash or fund an obligation as it comes due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price.

To ensure the Company is able to react to contingencies and investment opportunities quickly, the Company maintains sources of liquidity at the corporate and subsidiary level. The primary source of liquidity consists of cash and other financial assets, net of deposits and other associated liabilities, and undrawn committed credit facilities.

The Company is subject to the risks associated with debt financing, including the ability to refinance indebtedness at maturity. The Company believes these risks are mitigated through the use of long-term debt secured by high quality assets, maintaining debt levels that are in management’s opinion relatively conservative, and by diversifying maturities over an extended period of time. The Company also seeks to include in its agreements terms that protect the Company from liquidity issues of counterparties that might otherwise impact the Company’s liquidity.

A summary of our contractual obligations and purchase agreements as of December 31, 2012 is as follows:

	Payment Due by Period
(US$ millions)	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Project-specific and other financings(1)(2)	$269,132	$168,507	$80,366	$5,023	$15,236
Bank indebtedness(1)(2)	190,197	36,602	153,595	—	—
Unsecured senior notes payable(3)	600,000	—	—	—	600,000
Interest on senior notes payable	312,000	39,000	78,000	78,000	117,000
Accounts payable and other liabilities	425,179	425,179	—	—	—
Operating lease obligations(4)	27,682	5,108	9,025	6,745	6,804
Purchase agreements(5)	62,702	52,633	10,069	—	—

(1)	Amounts are included on the consolidated balance sheets. See Note 7 for additional information regarding project-specific and other financings and related matters.
(2)	Amounts do not include interest due to the floating nature of our debt. See Note 7 for additional information regarding floating rate debt.
(3)	Amounts are included on the consolidated balance sheets. See Note 8 for additional information regarding unsecured senior notes payable.
(4)	Amounts relate to non-cancellable operating leases involving office space, design centres and model homes.
(5)	See Note 15 for additional information regarding purchase agreements